SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                          ESB FINANCIAL CORPORATION
         ____________________________________________________________
             (Exact name of registrant specified in its charter)




Pennsylvania                          0-19345               25-1659846
____________________________  ________________________ _____________________
(State or other jurisdiction  (Commission File Number) (I.R.S. Employer
incorporation or organization)                         Identification Number)



600 Lawrence Avenue
Ellwood City, Pennsylvania                                      16117
________________________________________                     __________
(Address of principal executive offices)                     (Zip Code)




                              (724) 758-5584
____________________________________________________________________________
           (Registrant's telephone number, including area code)


ESB Financial Corporation
Form 8-K
Page 2

ITEM 5.  OTHER EVENTS

      The information to be reported herein is incorporated by reference from the press release, dated December 21, 1999, filed as Exhibit 99 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

              (a) Not applicable.

              (b) Not applicable.

              (c) Exhibits.

                  99  Press release dated December 21, 1999.

ESB Financial Corporation
Form 8-K
Page 3

                                SIGNATURES
                                __________


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                ESB FINANCIAL CORPORATION
                                      (Registrant)



Date: December 21, 1999         By:/s/ Charlotte A. Zuschlag
      _________________            _________________________
                                   Charlotte A. Zuschlag
                                   President & Chief Executive Officer
                                   (Principal Executive Officer)